SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement
  X   Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to Section 240.14(c) or Section 240.14a-12

                         Banyan Short Term Income Trust
              -----------------------------------------------------
                 (Name of Registrant as Specified in Its Charter

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  X   $125 per Exchange Act Rule 0-11(c)(ii), 14a-6(i)(1), or 14a-6(j)(2).
      $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            Shares of Beneficial Interest

      (2)   Aggregate number of securities to which transaction applies:
            6,667,410

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)   Amount Previously Paid:  N/A
(2)   Form, Schedule or Registration Statement No.:  N/A
(3)   Filing Party:  N/A
(4)   Date Filed:  N/A



FORM OF PROXY



BANYAN SHORT TERM INCOME TRUST

150 SOUTH WACKER DRIVE
SUITE 2900
CHICAGO, ILLINOIS  60606

This Proxy is solicited on behalf of the Board of Trustees

      The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Banyan Short Term Income Trust (the "Trust") held of record by the undersigned on November 29, 1995, at the Annual Meeting of Shareholders when convened on January 15, 1996, or any adjournment thereof.






                         Continued on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. PROPOSAL to elect three Class A Trustees to serve until the next Annual Meeting of Shareholders or otherwise as provided in the Trust's Fifth Amended and Restated Declaration of Trust. (check one box):

                                                VOTE FOR          WITHHELD
      NORMAN M. GOLD
      GERALD L. NUDO
      MARVIN A. SOTOLOFF


            For, except vote withheld from the following nominee(s):

           __________________________________________________________

2. PROPOSAL to concur in the selection of Ernst & Young LLP as the Trust's independent auditor for the fiscal year ended December 31, 1995 (check one box):

                        FOR               AGAINST           ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


                                         DATED:___________________________, 1995

                                             ___________________________________
                                                Signature

                                             ___________________________________
                                                Signature if held jointly

                                             Sign exactly as name appears at
                                             left.  If joint tenant, both should
                                             sign.  If attorney, executor,
                                             administrator, trustee or guardian,
                                             give full title as such.  If a
                                             corporation, please sign corporate
                                             name by President or authorized
                                             officer.  If partnership, sign in
                                             full partnership name by authorized
                                             person.

Please promptly mark, date, sign and return this card using the enclosed envelope. Please contact the Trust's proxy solicitor, Chemical Bank, at 1-800-667-6589 with any questions regarding the above.

BANYAN SHORT TERM INCOME TRUST
150 South Wacker Drive, Suite 2900

Chicago, Illinois  60606
312-683-3672


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Banyan Short Term Income Trust:

      Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Banyan Short Term Income Trust, a Massachusetts business trust (the "Trust"), will be convened at the Metropolitan Club, 233 S. Wacker Drive, Sears Tower, 67 Floor, Chicago, Illinois, on January 15, 1996, at 10:00 a.m. Central Time (the "Meeting Date"). All holders of beneficial interest of the Trust (the "Shareholders") are invited to attend the Annual Meeting. The Trust will solicit proxies, pursuant to the enclosed Proxy Statement, for use at the Annual Meeting on the Meeting Date or any adjournments thereof. The Trust expects that a quorum will be present on the Meeting Date to act upon the matters to be considered by the Shareholders. The Annual Meeting will be held for the following purposes:

      (1) To elect three Class A trustees to serve until the next Annual Meeting of Shareholders or otherwise as provided in the Trust's Fifth Amended and Restated Declaration of Trust;

      (2) To concur in the selection of Ernst & Young LLP as the Trust's independent auditor for the fiscal year ended December 31, 1995; and

      (3) To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.


      Only Shareholders of record at the close of business November 29, 1995 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Trust's offices for at least 10 days prior to the Annual Meeting.

      A proxy statement and form of proxy are enclosed. Whether or not you expect to attend the annual meeting, it is important that you promptly fill in, sign, date and mail the proxy in the enclosed envelope so that your shares may be voted for you.

                            By order of the Board of Trustees:


                                     Robert G. Higgins
                                         Secretary



          The Trust's 1994 Annual Report is enclosed with this notice.


                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                         BANYAN SHORT TERM INCOME TRUST

                                January 15, 1996


      This proxy statement is furnished to the holders (the "Shareholders") of beneficial interest, no par value (the "Shares"), of Banyan Short Term Income Trust, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by the Trust's board of trustees (the "Trustees") for use at the annual meeting of Shareholders. The Trust's Fifth Amended and Restated Declaration of Trust (the "Declaration") requires the Trustees to call and hold an annual meeting of Shareholders after delivery of the Trust's Annual Report and within six months after the end of each fiscal year. Notwithstanding this provision, the Trust's 1994 annual meeting of Shareholders was delayed pending the sale of one of its properties and an analysis of the impact of that sale on the Trust's future business plan. The Trust's 1994 annual meeting of Shareholders will be convened on January 15, 1996, at 10:00 a.m. central time, and any adjournment thereof (the "Annual Meeting"). Copies of this proxy statement, the attached notice, and enclosed form of proxy were first sent or given to Shareholders on or about December 6, 1995. Shareholders who wish to attend the Annual Meeting should contact the Trust at 312-683-3672 to make arrangements.

      The Trust will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Trustees and the Trust's officers and agents. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Shares held of record by those persons, and the Trust may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. The Trust will also retain the services of Chemical Bank to assist in the solicitation of proxies for the Annual Meeting at a fee payable by the Trust of $5,000 plus out-of-pocket expenses.

      Shares represented by properly executed proxies in the accompanying form received by the Trustees prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Trustees described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Trust before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Annual Meeting and voting the Shares in person.

      The close of business on November 29, 1995 has been fixed as the date for determining those Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Trust had 6,667,410 Shares outstanding, each of which entitles the holder thereof to one vote at the Annual Meeting. Only Shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the outstanding Shares represented in person or by proxy at the Annual Meeting, will constitute a quorum. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Trustees or the selection of auditors.

      The mailing address of the principal executive offices of the Trust is 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following entities are known by the Trust to be the beneficial owner of more than 5% of the outstanding Shares as of October 30, 1995:

                     Name & Address of   Amount &
 Title of Class      Beneficial Owner    Nature of
                                         Beneficial       Percent
                                         Ownership        of Class

 Shares of           FMR Corp.           653,200          9.8%
 Beneficial          82 Devonshire
 Interest, No Par    St., Boston, MA
 Value               02109


 Shares of           Fir Tree Partners   789,300          11.8%
 Beneficial          1211 Avenue of
 Interest, No Par    the Americas
 Value               29th Floor
                     New  York, NY
                     10035


 Shares of           Laifer, Inc.        344,200          5.2%
 Beneficial          114 W. 47th St.
 Interest, No Par    26th Floor
 Value               New York, NY
                     10036


      The following table sets forth the number of Shares owned by all Trustees and Officers owning Shares, and all Trustees and Officers as a group as of October 30, 1995.


                             Amount & Nature
                                    of
 Name of Trustee or             Beneficial          Percent
 Officer                        Ownership          of Class

 Leonard G. Levine,           10,955 Shares      Less than 1%
 President
 Gerald L. Nudo, Trustee       4,000 Shares      Less than 1%
 Neil D. Hansen, First         4,000 Shares      Less than 1%
 Vice President
 Robert G. Higgins, Vice       1,950 Shares      Less than 1%
 President, Secretary and
 General Counsel
 All Trustees and             20,905 Shares      Less than 1%
 Officers of the Trust as
 a group (seven persons)


      The Trustee is not aware of any arrangement, the operation of which may at a subsequent date result in a change of control of the Trust.

                    MATTERS TO BE CONSIDERED BY SHAREHOLDERS


1.    Election of Trustees

      Three individuals will be elected at the Annual Meeting to serve as Class A Trustees of the Trust until the next annual meeting of Shareholders, or otherwise as provided in the Declaration. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Class A Trustees with respect to all proxies received by the Trustees. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Trustees. The Trustees have no reason to believe that the nominees named will be unable to serve if elected.

      The nominees for Class A Trustees are as follows:

                             Principal Occupation(s)       Trustee
         Name          Age   During Past 5 Years           Since

 Norman M. Gold        65    Senior Partner in the law       1985
                             firm of Altheimer & Grey;
                             has practiced law for over
                             40 years, specializing in
                             tax, corporate and real
                             estate law; Trustee of New
                             Plan Realty Trust and
                             Banyan Strategic Realty
                             Trust; Director of Banyan
                             Management Corp.; Certified
                             Public Accountant; and a
                             member of Chicago and
                             American Bar Associations.

 Gerald L. Nudo        45    Senior Vice President of        1985
                             Mesirow Realty Finance,
                             Inc.  From 1982 until 1990,
                             Mr. Nudo was a Principal
                             and Vice President of
                             Capital Realty Services,
                             Inc., a commercial real
                             estate investment banking
                             company.  Mr. Nudo is a
                             Director of Banyan
                             Management Corp. and Banyan
                             Strategic Land Fund II.
                             Mr. Nudo is also a
                             certified public accountant
                             and a licensed real estate
                             broker in Illinois.

 Marvin A. Sotoloff    51    Regional Vice President of      1986
                             Premisys Marketing
                             Services, Inc., a division
                             of Premisys Real Estate
                             Services, Inc., a national
                             real estate services firm
                             involved in the leasing and
                             management of office,
                             retail and industrial
                             properties.  Former
                             Executive Vice President of
                             Palmer Group, Ltd. 1979-
                             1993.  A licensed real
                             estate broker, Mr. Sotoloff
                             is a Trustee of Banyan
                             Strategic Realty Trust and
                             a Director of Banyan
                             Management Corp. and a
                             member of the Illinois and
                             Pennsylvania Bar
                             Associations.


      The Trustees are required to meet at least four times per year either in person or by telephonic conference. The Trustees met five times in 1994. The Trustees have not established any nominating, compensation or other committees or other groups performing similar functions. The Trustees perform all functions of the audit committee and met as an audit committee one time during the year 1994.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers and Trustees, and persons who own more than ten percent of a registered class of the Trust's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Shares and other equity securities of the Trust with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange ("Amex"). The SEC requires officers, Trustees, and greater than 10% Shareholders to furnish the Trust with copies of all these forms filed with the SEC or AMEX.

      To the Trust's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Trust believes that all filing requirements applicable to its officers, Trustees, and Shareholders owning greater than 10% of the Shares were complied with during 1994.

      RECOMMENDATION OF THE BOARD: The Trustees hereby recommend and nominate Messrs. Gold, Nudo and Sotoloff for election as Class A Trustees of the Trust by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Declaration of Trust.

      The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to elect each of the nominees listed above.

2.    Selection of Independent Auditor

      The Trust's financial statements including those for the fiscal year ended December 31, 1994 are included in the Annual Report furnished to all Shareholders. The year-end statements have been audited by the independent firm of Ernst & Young LLP which has served as the Trust's independent auditor since the fiscal year ended December 31, 1990. The total fees paid or accrued to Ernst & Young LLP in connection with the 1994 audit is approximately $38,000. The Trustees believe that Ernst & Young LLP is knowledgeable about the Trust's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Trustees have selected Ernst & Young LLP as the Trust's independent auditor to examine its financial statements for the fiscal year ended December 31, 1995. Although the selection of an auditor does not require a Shareholder vote, the Trustees believe it is desirable to obtain the concurrence of the Shareholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Trustees do not contemplate appointing another firm to act as the Trust's independent auditor for fiscal year 1995 if the Shareholders do not concur in the appointment of Ernst & Young LLP. Instead, the Trustees will consider the vote as advice in making their selection of an independent auditor for the following year, if necessary.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      RECOMMENDATION OF THE BOARD: The Trustees consider Ernst & Young LLP to be well-qualified and recommends that the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting.

      RESOLVED, that the Shareholders concur in the appointment by the Board of Ernst & Young LLP to serve as the Trust's independent auditor for the fiscal year ended December 31, 1995.

      The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required for the adoption of the foregoing resolution.

                               EXECUTIVE OFFICERS

      The following table sets forth information with respect to the Trust's executive officers. Each officer is elected annually by the Trustees and serves until his successor is elected and qualified or until his death, resignation or removal by the Trustees:

      NAME AND AGE          OFFICE AND          OTHER PRINCIPAL
                               YEAR               OCCUPATIONS
                           FIRST ELECTED    DURING PAST FIVE YEARS

 Leonard G. Levine; 48    President,       For a period in excess
                          1990             of five years prior to
                                           January 1, 1990, Mr.
                                           Levine was Senior Vice
                                           President of VMS Realty
                                           Partners, Inc.  Mr.
                                           Levine also serves as
                                           President of Banyan
                                           Mortgage Investment
                                           Fund, Banyan Strategic
                                           Land Fund II and Banyan
                                           Strategic Realty Trust
                                           (collectively, these
                                           Banyan entities are
                                           referred to as the
                                           "Banyan Funds").  In
                                           addition, Mr. Levine is
                                           a Director of Banyan
                                           Management Corp.

 Neil D. Hansen; 49       First Vice       From 1988 to 1990, Mr.
                          President,       Hansen was Senior Vice
                          1991             President of Ruff
                                           Callaghan & Hemmeter
                                           Company and Executive
                                           Vice President,
                                           Secretary and Treasurer
                                           of Resort Income
                                           Investors, Inc.  Mr.
                                           Hansen also serves as
                                           First Vice President of
                                           each of the Banyan
                                           Funds and Banyan
                                           Management Corp.

 Robert G. Higgins; 43    Vice             From 1990 to 1992, Mr.
                          President-       Higgins was a contract
                          General          partner at the law firm
                          Counsel,         of Chapman and Cutler.
                          1992;            From 1984 to 1990, Mr.
                          Secretary,       Higgins was a partner
                          1995             at the law firm of
                                           Schwartz & Freeman
                                           where he concentrated
                                           in all areas of real
                                           estate development.
                                           Mr. Higgins is admitted
                                           to the bar in the
                                           states of Illinois,
                                           Minnesota and Texas.
                                           Mr. Higgins also serves
                                           as general counsel of
                                           each of the Banyan
                                           Funds and Banyan
                                           Management Corp.

Joel L. Teglia; 33        Vice President   From 1991 to 1994, Mr.
                          and Chief        Teglia was the
                          Financial        Controller for Banyan
                          Officer, 1994    Management Corp.  From
                                           1986 to 1990 Mr. Teglia
                                           held positions as
                                           Project Controller and
                                           Director of Finance and
                                           Budgeting at the Prime
                                           Group, Inc., an
                                           international real
                                           estate investment and
                                           development firm.  Mr.
                                           Teglia also serves as
                                           Vice President and
                                           Chief Financial Officer
                                           of each of the Banyan
                                           Funds and is the
                                           Treasurer and Assistant
                                           Secretary of Banyan
                                           Management Corp.


                 COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

A.  Trustee Compensation

      The Class A Trustees are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the audit committee, attended in person and $250 an hour for each Board meeting, including meetings of the audit committee, attended via telephonic conference call. In addition, each Trustee is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.

B.  Executive Compensation

      Compensation paid to executive officers of the Trust for the years ended December 31, 1994, 1993 and 1992 is as follows:



                                                                   Long-Term Compensation

                                   Annual Compensation                Awards           Payouts

                                                     Other                                         All
                                                     Annual                                       Other
                                                     Compen   Restricted                          Compen
                                                       -         Stock      Options/     LTIP       -
                       Year    Salary    Bonus(2)    sation    Award(s)     SARs (#)   Payouts    sation

 Leonard G. Levine    1994    $40,610   $29,441       n/a         n/a         n/a        n/a       n/a

                      1993    $40,610   $ 5,705       n/a         n/a         n/a        n/a       n/aPresident & Chief
 Executive
                      1992    $38,610   $12,450       n/a         n/a         n/a        n/a       n/aOfficer(1)

<FN1> (1)   Compensation for the next four highest paid executives
            of the Trust was less than $100,000 per individual.

<FN2> (2)   See incentive compensation program disclosure below.

      Mr. Levine serves as chief executive officer of the Trust pursuant to an employment agreement effective January 1, 1990. This agreement is automatically renewed each year unless either the Trust or Mr. Levine gives notice of termination before March 31 preceding the end of the current employment period. As notice was not given by either party prior to March 31, 1994, the agreement has been automatically renewed through December 31, 1995. On December 31, 1992, Mr. Levine's contract was amended and his base salary was adjusted effective July 1, 1992. All other terms of his original contract remained in effect through December 31, 1993.

      For the period January 1, 1992 through June 30, 1992, Mr. Levine was paid based on an annual salary of $36,610. Effective July 1, 1992, pursuant to the terms of his amended employment contract, Mr. Levine was paid based on an annual salary of $40,610 which will be adjustable effective January 1 of each year beginning January 1, 1994 based on increases in the Consumer Price Index and merit factor, but any increases are at the sole discretion of the Board.

      In addition to his base salary, Mr. Levine is eligible to receive a bonus based on merit performance which may be granted at the discretion of the Board of Trustees of the Trust. Further, Mr. Levine is also eligible to receive compensation under an incentive compensation program included in his contract. Mr. Levine's incentive compensation earnings are calculated based on the following four components: (i) 0.56% of the amount of the Trust's collateralized claims which are converted into cash; (ii) 1.35% of the amount of the Trust's unsecured claims which are converted into cash; (iii) the percentage increase in the Trust's market capitalization between January 1, 1990 and the end of each calendar year (0.25% of the first 10% increase, .50% of the next 10% increase and 1.00% of any increase in excess of 20%); and (iv) 0.1% of the amount of cash distributions to Shareholders of the Trust. The total incentive compensation that Mr. Levine may receive in any year (on a cumulative basis) from the Trust is subject to certain limitations. Any amounts in excess of these limits are deferred. In order to be eligible to receive the incentive compensation for the preceding calendar year, Mr. Levine must be employed by the Trust on March 31 of the following year. Except as provided below, any incentive compensation which has not been paid prior to Mr. Levine's termination will be forfeited.

      If the Trust terminates Mr. Levine for cause or Mr. Levine voluntarily terminates, all incentive compensation not previously paid to Mr. Levine is forfeited and he is not entitled to any severance payment. In the event of Mr. Levine's death or permanent disability, he is entitled to all incentive compensation earned through the date of his disability or death plus any disability or life insurance proceeds, but he is not entitled to any other severance payments. If his employment is terminated without cause following a change of control (as defined in the agreement), the Trust will continue to pay Mr. Levine's salary during the remainder of the employment period and will pay him all incentive compensation which he would have earned if all the Trust's assets had been converted into cash and all proceeds were distributed. If Mr. Levine is terminated without cause but no change of control has occurred, he will receive a severance payment equal to one year's salary plus all incentive compensation earned through the date of his termination (including incentive compensation based upon assets converted into cash within one year following his termination in accordance with an expression of interest received by the Trust prior to Mr. Levine's termination), plus an amount equal to the full cost of continuing Mr. Levine's health benefits for one year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Banyan Management Corp. performs certain administrative and accounting services on behalf of the Trust for which it is reimbursed at cost. Banyan Management Corp. is owned by the Trust and the other Banyan Funds. Mr. Levine is the president of Banyan Management Corp. for which he receives no additional compensation. Messrs. Hansen, Higgins and Teglia are employees of the Trust but are compensated by Banyan Management Corp. Their compensation is included in the administrative costs allocated by Banyan Management Corp. to and reimbursed by the Trust. The directors/trustees of all of the Banyan Funds, including the Trust's Trustees, serve as directors of Banyan Management Corp. but receive no additional compensation. Administrative costs reimbursed by the Trust to Banyan Management Corp. for the years ended December 31, 1994, 1993, and 1992 totalled $289,626, $440,191, and $347,379 respectively. Banyan Management Corp. allocates its operating expenses among the Banyan Funds for which it performs services and acts as a common paymaster for the Trust and the Banyan Funds.

SHAREHOLDER PROPOSALS

      Shareholder proposals for the 1995 Annual Meeting of Shareholders must be received by the Trust at its executive office in Chicago, Illinois, on or prior to March 1, 1996 for inclusion in the Trust's proxy statement for that meeting. Any Shareholder proposal must meet the requirements set forth in the rules of the Securities and Exchange Commission relating to shareholder proposals.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, no other business other than that discussed above is to be acted upon at the Annual Meeting. If other matters not known to the Board should, however, properly come before the Annual Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


                                          By the order of the Board of Trustees,




                                          Leonard G. Levine
                                          President

Chicago, Illinois

October 31, 1995


            A copy of the Banyan Short Term Income Trust 1994 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission will be supplied without charge. Requests for the Report should be directed to:

            Banyan Short Term Income Trust

            Attn:  Investor Relations Department
            150 South Wacker Drive
            Suite 2900
            Chicago, Illinois  60606
            (312) 683-3672


YOUR VOTE IS IMPORTANT, THE PROMPT RETURN OF PROXIES WILL SAVE THE TRUST THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


153170-7